Filed pursuant to Rule 497(k)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

HENNESSY LARGE VALUE FUND
Investor Class   HLVFX   |   Institutional Class   HLVIX

Summary Prospectus, February 29, 2016

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hennessyfunds.com   |   1-800-966-4354

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, as supplemented from time to time, and other information about the Fund, including the Statement of Additional Information, online at hennessyfunds.com/investing-with-us/literature-library.fs. You can also get this information at no cost by calling 1-800-966-4354 or 1-415-899-1555 or by sending an e-mail request to fundsinfo@hennessyfunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated February 29, 2016, as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Hennessy Large Value Fund seeks long-term growth of capital and current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES		Investor		Institutional
(fees paid directly from your investment)		None		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.85%		0.85%
Distribution and Service (12b-1) Fees		0.15%[1]		None
Other Expenses		0.35%		0.33%
Shareholder Servicing	0.10%		None
Remaining Other Expenses	0.25%		0.33%
Total Annual Fund Operating Expenses		1.35%		1.18%

[1]
This item has been restated to reflect the implementation of a Distribution (Rule 12b-1) Plan effective as of November 1, 2015, which causes “Total Annual Fund Operating Expenses” to differ from the ratio of expenses to net assets shown in the Fund’s most recent annual report.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of this Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor	$137	$428	$739	$1,624
Institutional	$120	$375	$649	$1,432

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks that are considered to be undervalued in relation to earnings, dividends and/or assets.  The Fund invests in stocks that, at the time of initial purchase, meet each of the following criteria:

•	stocks that the Portfolio Managers consider to be undervalued based on their earnings, dividends and/or assets or other widely recognized stock valuation measurements; and
•	stocks that the Portfolio Managers believe have sound businesses with good future potential based on their fundamental characteristics.

The Fund normally invests for the long term, but may sell a security at any time that the Fund’s Portfolio Managers consider it to be overvalued or otherwise unfavorable.  With respect to stocks, the Fund generally requires a minimum market capitalization of $1 billion at time of purchase, and there is no maximum market capitalization.

Principal Risks

As with any security, there are market and investment risks associated with an investment in the Fund. The value of an investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Fund include the following:

Market Risk: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, forecasts for the issuer's industry and the value of the issuer's assets.

Medium-Sized Companies Risk: The Fund may invest in medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies.

High Portfolio Turnover Risk:  High portfolio turnover will produce higher transaction costs (such as brokerage commissions or markups or markdowns) that the Fund must pay, and will increase realized gains (or losses) to investors, which may lower the Fund’s after-tax performance.

Value Investing Risk: The value approach to investing involves the risk that value stock may remain undervalued.  Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for 1, 5 and 10 years compare with those of an index that reflects a broad measure of market performance, the S&P 500 Index, as well as an additional index that reflects the types of securities in which the Fund invests, the Russell 1000® Value Index. For additional information on these indices, please see “Descriptions of Indices” on page 66 of the Prospectus. The Fund is the successor to the Tamarack Value Fund pursuant to a reorganization that took place on March 20, 2009. The performance information provided for the periods on or prior to March 20, 2009 is historical information for the Tamarack Value Fund’s Class S shares. The Tamarack Value Fund was managed by RBC Global Asset Management (U.S.) Inc. (formerly known as Voyageur Asset Management Inc.) and had the same investment objective and a similar investment strategy as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future. Updated performance information is available on the Fund’s website (hennessyfunds.com).

HENNESSY LARGE VALUE FUND
CALENDAR YEAR TOTAL RETURNS OF INVESTOR SHARES

For the period shown in the bar chart, the Fund’s highest quarterly return was 16.42% for the quarter ended September 30, 2009 and the lowest quarterly return was -21.02% for the quarter ended December 31, 2008.

Performance of the Fund’s Institutional Class shares will differ from that of the Fund’s Investor Class shares as the share classes have different expenses and inception dates.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2015)
	One	Five	Ten
	Year	Years	Years
Hennessy Large
Value Fund – Investor

Return before taxes	-3.46%	10.21%	5.01%

Return after taxes
on distributions	-5.54%	9.37%	3.83%

Return after taxes
on distributions and
sale of Fund shares	-0.24%	8.12%	4.16%

Hennessy Large
Value Fund – Institutional

Return before taxes	-3.39%	10.55%	5.24%

Russell 1000® Value Index
(reflects no deduction for
fees, expenses or taxes)	-3.83%	11.27%	6.16%

S&P 500 Index
(reflects no deduction for
fees, expenses or taxes)	1.38%	12.57%	7.31%

We use the Russell 1000® Value Index as an additional index because it compares the Fund’s performance with the returns of an index reflecting the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Investor Class shares only and after-tax returns for Institutional Class shares will vary. The Fund’s return after taxes on distributions and sales of Fund shares may be higher than its return before taxes and return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.

For periods prior to March 20, 2009, performance shown reflects the performance of the Tamarack Value Fund’s Class S shares and includes expenses that are not applicable to and are different than those of Investor Class and Institutional Class shares.

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Sub-Advisor

The sub-advisor to the Fund is RBC Global Asset Management (U.S.) Inc.

Portfolio Managers

Stuart A. Lippe, Barbara S. Browning, CFA, and Adam D. Scheiner, CFA, are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment strategy.  Mr. Lippe has served as the Lead Portfolio Manager of the Fund since 2011 and as a Senior Portfolio Manager to the Fund from 2007 to 2011.  Ms. Browning and Mr. Scheiner have each served as a Senior Portfolio Manager of the Fund since 2007.

Purchase and Sale of Fund Shares

Institutional Class shares are available only to shareholders who invest directly in Fund shares or who invest through certain broker-dealers or financial institutions that have entered into appropriate arrangements with the Fund.

To purchase Fund shares, you may contact your broker-dealer or other financial intermediary. To purchase Fund shares directly from the Hennessy Funds, or for assistance with completing your application, please call 1-800-966-4354 or 1-415-899-1555 between 9:00 a.m. and 7:00 p.m. Eastern time/6:00 a.m. and 4:00 p.m. Pacific time on Monday through Thursday or between 9:00 a.m. and 5:00 p.m. Eastern time/6:00 a.m. and 2:00 p.m. Pacific time on Friday (excluding holidays).  You may buy Fund shares each day the New York Stock Exchange (NYSE) is open.

The minimum initial investment in Investor Class shares of the Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts.  The minimum initial investment in Institutional Class shares of the Fund is $250,000.  For corporate sponsored retirement plans, there is no minimum initial investment for either Investor Class or Institutional Class shares.  There is no subsequent minimum investment requirement.  A $100 minimum exists for each additional investment made through an Automatic Investment Plan.  The Fund may waive the minimum investment requirements from time to time.  Investors purchasing Fund shares through financial intermediaries’ asset-based fee programs may have the above minimums waived by their intermediary, since the intermediary, rather than the Fund, absorbs the increased costs of small purchases.

You may redeem Fund shares each day the NYSE is open either by mail (Hennessy Funds, c/o U.S. Bancorp Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or by calling the Transfer Agent at 1-800-261-6950 between 9:00 a.m. and 8:00 p.m. Eastern time/6:00 a.m. and 5:00 p.m. Pacific time on Monday through Friday (excluding holidays).  Investors who wish to redeem Fund shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem Fund shares may be placed.

Tax Information

Distributions on Fund shares are taxable and will be taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for performing shareholder services or distribution-related services for the Fund.  If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial adviser to recommend the Fund over another investment.  Ask your financial adviser or visit your financial intermediary’s website for more information.